UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

AMERICHIP INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AMERICHIP INTERNATIONAL, INC.
24700 Capital Blvd.
Clinton Township, Michigan 48036
(586) 783-4598

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

Notice is hereby given that the Annual Meeting of the Shareholders of AmeriChip International, Inc. (ACII or the Company), a Nevada corporation, will be held at the Hyatt Regency Miami located at 400 SE Second Avenue, Miami, Florida 33131, on Wednesday, August 13, 2008 at 8:00 a.m., local time, for the following purposes:

(1)	To elect four (4) members to the Board of Directors to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified;

(2)	To ratify the appointment of Jewett Schwartz, Wolfe & Associates as AmeriChip’s International Inc.’s independent accounting firm; and

(3)	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

Only shareholders of record at the close of business on July 2, 2008 will be entitled to vote at the meeting and any adjournments or postponements of the meeting.  A list of shareholders shall be open for examination by any shareholder for any purpose relevant to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at the Company’s corporate office and will be so available at and throughout the meeting.

All shareholders are cordially invited to attend the meeting.  If you are unable to attend the meeting in person, the Board of Directors respectfully requests that you sign and date the enclosed proxy and return it promptly.  A postage-paid envelope is provided.

A copy of the Annual Report for the year ended November 30, 2007 accompanies this Notice and the Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.

By Order of the Board of Directors,

Clinton Township, Michigan	Marc Walther
July 2, 2008	Secretary

AMERICHIP INTERNATIONAL, INC.
24700 Capital Blvd.
Clinton Township, Michigan  48036
(586) 783-4598

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON August 13, 2008
At Hyatt Regency Miami
400 SE Second Avenue
Miami, Florida 33131
8:00 A.M. EST

SOLICITATION OF PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Americhip International, Inc. (“us,” “our”, “we,” “ACII” or the “Company”) for use at the Annual Meeting of Shareholders to be held at the place and address noted above on August 13, 2008 at 8:00 a.m., local time, and at any adjournments or postponements thereof.

Any shareholder giving such a proxy has the power to revoke it at any time before it is voted.  A proxy may be revoked by forwarding directly to the Company Secretary written notice of such revocation, submitting a duly executed proxy bearing a later date or by voting in person at the meeting.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon.  Any proxy on which no direction is specified will be voted "FOR" the election of all nominees set forth in this Proxy Statement, "FOR" the ratification of the appointment of Schwartz, Wolfe & Associates as ACII’s independent accounting firm, and in accordance with the judgment of the person or persons designated as proxies as to other matters which may properly come before the meeting and upon which a vote may properly be taken.  The Board of Directors knows of no other matter to be presented at the meeting.

The Company anticipates that this Proxy Statement and the accompanying proxy will be mailed to all shareholders on or about July 7, 2008.

Your vote is important.  Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.  If you do attend, you may vote by ballot at the meeting thereby canceling any proxy previously given.

VOTING SECURITIES

As of the close of business on July 2, 2008, only the persons owning shares of the following classes of ACII’s capital stock are entitled to vote on matters to come before the meeting:

(a)   shareholders of ACII's $0.001 par value common stock.  On the record date there were 297,008,628 shares of ACII’s common stock issued and outstanding. Each share of common stock entitles the record owner thereof to one vote on each matter to be voted upon at this meeting

(b)   shareholders of ACII’s $ par value Series A preferred stock. On the record date there were 255,000 shares of ACII’s Series A preferred issued and outstanding. Each share of Series A preferred stock entitles the record owner thereof to one thousand (1,000) votes on each matter to be voted upon at this meeting

(c)   shareholders of ACII’s $ par value Series B preferred stock. On the record date there were 15,000,000 shares of ACII’s Series B preferred stock issued and outstanding. Each share of Series B preferred stock entitles the record owner thereof to one vote on each matter to be voted upon at this meeting

The transfer records of ACII will not be closed.  The presence, in person or by proxy, of the holders of a majority of the total issued and outstanding shares which are entitled to be voted at the meeting is necessary to constitute a quorum at this annual meeting.  Cumulative voting is not authorized under our Certificate of Incorporation, as amended.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our directors are elected by the shareholders at each Annual Meeting to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected. Our Bylaws provide that the number of directors comprising the whole Board of Directors shall from time to time be fixed and determined by resolution adopted by the Board of Directors.

At the Annual Meeting, the shares of capital stock represented in person or by proxy will be voted in favor of the election of the nominees named below unless otherwise directed. The nominees include the three (3)  current directors.  Each nominee has consented to serve if elected. Although the Board has no reason to believe that any of the nominees will be unable to serve as a director, should that occur, the person(s) appointed as proxies in the accompanying proxy card will vote, unless the number of nominees or directors is reduced by the Board of Directors, for such other nominee or nominees as the Board of Directors may designate.

All four (4) directors to be elected at this Annual Meeting will be elected to serve until the Company's next Annual Meeting, or until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The vote of a plurality of all votes entitled to be cast at the Annual Meeting shall be sufficient to elect a Director.

NOMINEES FOR ELECTION AS DIRECTORS TO SERVE
UNTIL NEXT ANNUAL MEETING

Name	Age	Positions	Period of Service
Marc Walther	53	Chief Technology Officer and Chairman of the Board	Director from May, 2003 to Chairman of the Board Present

Kenneth W. Mann	63	Interim President, CEO and Director	Director from May, 2008 to Present

Joseph I. Emas	53	Director	Director from April 2008 to Present

Michael A Kaptein	52	Director	Appointed July 2, 2008

The following sets forth biographical information concerning each nominee to the Board of Directors including their respective principal occupations or employment during the past five years, and where applicable, the period during which each has served as a Director of the Company.

Marc Walther (52) has been a director of the Company since May, 2003.   Since May, 2003, Mr. Walther has served ACII in several capacities, most recently as the Chief Executive Officer, President and Director.  Prior to joining the Company, Mr. Walther was one of the original Founders of AmeriChip Ventures, Inc. and AmeriChip, Inc.. Since 1976, Mr. Walther has started, purchased and mentored many manufacturing and distribution companies in the grinding wheel and abrasive industry He is presently owner and President of National Abrasive Systems Company. Mr Walther has owned and operated manufacturing plants in both the United States and Canada with board management experience in all aspects of the metal manufacturing industry for over 30 years. Mr. Walther attended Henry Ford College and Oakland University in the study of Business Administration. Mr Walther also holds a patent on mold and die machining that Ford Motor Company and Visteon Corporation are currently licensed. AmeriChip International Inc,  is the only licensor of this patent granted by Mr. Walther in February 2006.

Kenneth Mann  (63) has been a director of ACII since May, 2008. Mr. Mann is currently the interim President and CEO of the Company and was appointed to the Compensation Committee in February 2008.  During the last five years, Mr. Mann has garnered experience as an Information Technology Account Executive/ Recruiter / Manager for several Toronto, Canada based human resources firms. Mr. Mann also served for over 16 years as an elected municipal official in a Montreal suburb. Kenneth W Mann was appointed President of AmeriChip Canada Inc. in February 2008.

Joseph I. Emas (53) has been a director of ACII since April 2008.   Since 2003, Mr. Emas has served as securities and general counsel for ACII. Mr. Emas is a securities regulation attorney and has practiced since January 1994. Mr. Emas received his Honors BA at University of Toronto, Bachelor of Administrative Studies, with distinction, at York University in Toronto, his JD, cum laude from Nova Southeastern Shepard Broad Law School and his L.L.M. in Securities Regulation at Georgetown University Law Center. Mr. Emas was an Adjunct Professor of Law at Nova Southeastern Shepard Broad Law School. Mr. Emas specializes in securities regulation, corporate finance, mergers and acquisitions and corporate law. Mr. Emas is licensed to practice law in Florida, New Jersey and New York.

Michael A. Kaptein (52) Mr. Kaptein was appointed as an Independent Member of the Board of Directors of AmeriChip International Inc. on July 2, 2008. Mr. Kaptein is currently a Managing Director of Canadian Business Counsellors Inc. which is one of the most active firms in Ontario for the Merger and Acquisition of privately held companies in the $1 - $20 million range. As a Chartered Accountant with over 25 years of Business experience, Mike has extensive experience in the operation and sale of many types of businesses. He has bought, sold or started businesses in insurance, electrical, credit, software, and motion picture businesses in addition to being involved with dozens of businesses during his CA career. Mr. Kaptein has also operated as a senior executive with full Profit and Loss responsibility in companies with gross sales ranging from $1 million to $250 million. Over the span of his career he has been involved in over 90 new business opportunities for Canadian insurance company, has acted as a CFO and Operations VP of a major Canadian insurance company, served as an executive of North American software company; an active owner of Electric Motor rebuilding business. Mr. Kaptein is also a significant fund raiser for United Way and other charities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES

DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers

At this time, the Company’s executive officers, Marc Walther and Kenneth Mann, are also board members. Their names, ages, principal occupations and/or employment during the past five years are set forth above. However, from March 2003 until May, 2008, the Company’s executive officers also included Edward Rutkowski, who served as Vice President – Research & Development. From February 7, 2007 to May 27, 2008, Thomas Schwanitz served as Chief Financial Officer. There are no family relationships between or among the officers and Board of Directors.

Directors are elected by the Company's shareholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting or until their successors are elected and qualified.  Officers are appointed by and serve at the discretion of the Board of Directors.

BOARD COMMITTEES AND MEETINGS

The business of the Company is managed under the direction of the Board of Directors.  At November 30, 2007 the Board consisted of Marc Walther, Edward Rutkowski, and Thomas Schwanitz. On May 27, 2008, the shareholders of the Company, by consent vote, removed Mr. Rutkowski, Mr. Schwanitz and Mr. William Donovan as directors and appointed Kenneth W Mann a director.  During the fiscal year ended November 31, 2007 (fiscal 2007), the Company held four (4) Board meetings with 100% attendance at each meeting.

Audit Committee

The Audit Committee is authorized by the Board of Directors to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication and to make annual recommendations to the Board for the appointment of independent public accountants for the ensuing year.  It is the responsibility of the Audit Committee to review the effectiveness of the financial and accounting functions, operations, and internal controls implemented by Basic's management. The Board has not adopted any written charter for the Audit Committee, but will endeavor to do so prior to the end of fiscal 2008.

Following the recent resignation of one of its directors, the Audit Committee currently consists of Peter Wanner and Rhonda Windsor, but none of these persons are considered an “independent director” within the meaning of the listing standards of the American Stock Exchange. At this time a chairman of the Audit Committee has not been selected. It is anticipated that this will be rectified sometime after the Annual Meeting.  During fiscal 2007, the Audit Committee met 2 times.

The Board of Directors has not designated its “audit committee financial expert.”  During fiscal 2008, the Company will endeavor to expand its Board of Directors and believes that such expansion will include appointment of an audit committee member who meets the criteria of an “audit committee financial expert” as adopted under the Securities Exchange Act for financial accounting expertise and independence.  However, the Company cautions, given the risk and exposure associated with board participation, recruiting independent directors, especially those that qualify as a financial expert, may prove difficult.  Furthermore, director compensation and insurance premiums could prove costly.  Accordingly, the Company may alter or vary its plans based upon these concerns in addition to changes in circumstances, lack of funds, and/or other events which the Company is not able to anticipate.

Compensation Committee

In February 2008, the Board formed a Compensation Committee that currently consists of  Kenneth W Mann and Peter Wanner.  This committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, and is empowered to review general policy matters, including compensation and benefits, pertaining to the employees of the Company.

Compensation Committee Interlocks and Insider Participation. No interlocking relationship exists between the members of the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Nominating Committee

Given the small size of ACII  and its Board, ACII does not currently have a Nominating Committee and there is no charter or formal procedures established concerning the selection and nomination of directors. Mr. Walther, as Chairman of the Board, is the principal participant involved in the identification, consideration and recommendation of director nominees with assistance, as necessary, from the other directors. Mr. Walther uses his network of contacts to compile a list of potential candidates. No third party is used to identify or evaluate potential nominees. Candidates for election to the Board are discussed and considered and chosen by majority vote of the full Board for nomination to the shareholders.

In identifying candidates to be directors, no explicit list of criteria is used. The Board does seek persons believed to be knowledgeable in our business or have relevant industry experience that would benefit our company. Among the minimum qualifications for serving on the Board are that each director has an exemplary reputation and record for honesty and integrity in his or her personal dealings and business or professional activity. All directors should possess a basic understanding of financial matters, have an ability to review and understand our financial and other reports, and to discuss such matters intelligently and effectively. The Board will take into account whether a candidate qualifies as “independent” under applicable SEC rules and exchange listing requirements. If a nominee is sought for service on the Audit Committee, the Board will take into account the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.” Finally, a candidate should be committed to the interests of our shareholders.

The Board is open to receiving recommendations from shareholders as to potential candidates it might consider. The Board will give equal consideration to all director nominees, whether recommended by our shareholders, management or current directors.

A shareholder wishing to submit a director nomination should send a letter to Marc Walther, Secretary, c/o AmeriChip International, Inc., 24700 Capital Blvd., Clinton Township, Michigan 48036. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Director Nomination Recommendation.” The notice must be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. In making recommendations, shareholders should be mindful of the discussion of minimum qualifications set forth above; although satisfaction of such minimum qualification standards does not imply that the Board will nominate the person so recommended by a shareholder. In addition, for nominees for election to the Board proposed by shareholders to be considered, the following information must be timely submitted with the director nomination: (a) the name, age, business address and, if known, residence address of each nominee; (b) the principal occupation or employment of each nominee including the employment during the past five years; (c) the number of shares of stock of the Company beneficially owned by each nominee; (d) the name and address of the shareholder making the nomination and any other shareholders known by such shareholder to be supporting such nominee; (e) the number of shares of stock of the Company beneficially owned by such shareholder making the nomination, and by each other shareholder known by such shareholder to be supporting such nominee; (f) any other information relating to the nominee or nominating shareholder(s) that is required to be disclosed under SEC rules in order to have a shareholder proposal included in our proxy statement; and (g) a representation that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person named in the notice.

Director Compensation

During fiscal 2007, directors received 100,000 restricted shares and no cash compensation for their services to the Company as directors, but were reimbursed, where applicable, for out-of-pocket expenses incurred to attend board meetings.

Shareholder Communications with the Board

Shareholders who wish to communicate with our Board or with a particular director can send correspondence to Marc Walther, Secretary, c/o AmeriChip International, Inc., 24700 Capital Blvd., Clinton Township,

Michigan 48036. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such correspondence must identify the author as a shareholder of the Company and clearly state whether the intended recipients are all members of the Board or just certain specified directors.

Depending on the subject matter of the communication, management will do one of the following: (a) forward the communication to the director or directors to whom it is addressed; (b) attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock related matter; or (c) not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

Director Attendance at Annual Meeting of Shareholders

The Company does not have a formal policy requiring director attendance at our annual meeting of shareholders; however, all directors are encouraged to attend.

Code of Ethics

The Company has adopted a Code of Ethics as defined in Item 406 of Regulation S-B that applies to its directors, principal executive and financial officer and persons performing similar functions. The Code of Ethics can be found on the Company’s website at www.americhiplacc.com

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table sets forth the compensation paid or accrued by the Company to its Chief Executive Officer, President, Vice-President and Chief Financial Officer for fiscal 2007 and 2006.  No other director, officer or employee received annual compensation that exceeded $100,000.

				Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Restricted Stock Award(s)	All Other Compensation	Total ($)

Marc Walther	2007	$70,000	---	$2,000,000	---	$2,070.000
Chief Executive	2006	$0	---	$200,000	---	$200,000
Officer, President
And Director

Thomas Schwantiz	2007	$0	---	$102,000	---	$102,000
Chief Financial	2006	$0	---	$0	---	$0
Officer

Ed Rutkowski	2007	$0	---	$2,000,000	---	$2,000,000
Vice President of	2006	$70,000	---	$200,0000	---	$270,000
Research and
Development, COO

Richard Rossman	2007	$0	---	$600,000	---	$600,000
President	2006	$0	---	$720,000	---	$720,000

Incentive Stock Option Plan

The Company has not issued any stock options to any of the executive officers listed in the Summary Compensation Table above.

The Company has no contract with any officer which would give rise to any cash or non-cash compensation resulting from the resignation, retirement or any other termination of such officer's employment with the Company or from a change in control of the Company or a change in any officer's responsibilities following a change in control.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act requires the Company's officers and directors and shareholders of more than ten percent of the Company's common stock to file reports of ownership and changes in ownership of the Company's common stock with the Securities and Exchange Commission (SEC).  Officers and directors are required by SEC regulations to furnish ACII with the information necessary for the Company to file all required Section 16(a) reports.  During fiscal 2007 all required reports were filed timely.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal 2007 and 2006, there was no material related party transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below, as of July 2, 2008, is information concerning stock ownership of all persons, or group of persons, known by ACII  to own beneficially 5% or more of the shares of ACII’s  common stock and preferred stock and all directors and executive officers of the Company, both individually and as a group, who held such positions in fiscal 2007.  ACII has no knowledge of any other persons, or group of persons, owning beneficially more than 5% of the outstanding common stock and preferred stock of the Company as of July 2, 2008.

Name and Address of Beneficial Owner	Title Of Class	Shares of Common Stock Beneficially Owned	Percent of Outstanding Shares Beneficially Owned

Marc Walther	Common	24,571,429	8.3%
24700 Capital Blvd
Clinton Township, MI(a)

Edward Rutkowski	Common	19,571,429	6.6%
24700 Capital Blvd	Preferred	115,000	45%
Clinton Township, MI

Thomas Schwanitz	Common	1,095,179	(e)
24700 Capital Blvd	Preferred	25,000	10%
Clinton Township, MI

Name and Address of Beneficial Owner	Title Of Class	Shares of Common Stock Beneficially Owned	Percent of Outstanding Shares Beneficially Owned

Richard H. Rossmann	Common	7,214,286	(e)
24700 Capital Blvd
Clinton Township, MI

Kenneth W. Mann	Common	100,000	(e)
24700 Capital Blvd	Preferred	115,000	45%
Clinton Township, MI(b)

Joseph I. Emas	Common	100,000	(e)
24700 Capital Blvd
Clinton Township, MI(c)

Michael A Kaptein	Common	n/a	(e)
24700 Capital Blvd
Clinton Township, MI(d)

All officers and directors	Common	24,771,429	8.3%
as a group (4 persons)	Preferred	115,000	45%
(a), (b), (c) and (d)

(a)	All shares are owned directly by Mr. Walther.
(b)	All shares are owned directly by Mr. Kenneth W Mann.
(c)	All shares are owned directly by Mr. Joseph I Emas.
(d)	Michael A Kaptein owns no shares.
(e)	Less than 1%

Company management knows of no arrangements that may result in a change in control of ACII.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Jewett Schwartz, Wolfe & Associates, LLP to serve as our independent registered public accounting firm for the fiscal year ended November 30, 2008. Representatives of Jewett Schwartz, Wolfe & Associates, LLP will be available at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.

Shareholder ratification of the selection of Jewett Schwartz, Wolfe & Associates, LLP as ACII’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board has determined that it is desireable to seek shareholder ratification of the appointment of Jewett Schwartz, Wolfe & Associates, LLP in light of the critical role played by independent registered public accounting firm in maintaining the integrity of financial controls and reporting and as a matter of corporate practice. If the shareholders fail to ratify the seletion, the Board may reconsider whether or not to retain Jewett Schwartz, Wolfe & Associates, LLP in the future. Even if selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interests of ACII.

Ratification of the appointment of Jewett Schwartz, Wolfe & Associates, LLP as ACII’s independent registered public accounting firm requires the affirmative vote of the majority of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE SELECTION OF JEWETT SCHWARTZ, WOLFE & ASSOCIATES LLP AS ACII’s
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT PUBLIC ACCOUNTANTS

The following table discloses the fees that ACII was billed for professional services rendered by its independent public accounting firm, Jewett Schwartz, Wolfe & Associates, LLP  in fiscal year 2007, and its prior independent public accounting firm, Williams Webster, in fiscal year 2006.

	Years Ended November 30,
	2007	2006
Audit fees (1)	$50,400	$80,000
Audit-related fees (2)		--
Tax fees (3)	--	--
All other fees (4)	--	--
	$50,400	$80,000

(1)	Reflects fees billed for the audit of the Company’s consolidated financial statements included in its Form 10-KSB and review of its quarterly reports on Form 10-QSB.
(2)	Reflects fees, if any, for consulting services related to financial accounting and reporting matters.
(3)	Reflects fees billed for tax compliance, tax advice and preparation of the Company’s federal tax return.
(4)	Reflects fees, if any, for other products or professional services not related to the audit of the Company’s consolidated financial statements and review of its quarterly reports, or for tax services.

Pre-Approval Policies and Procedures

The audit committee approves all audit, audit-related services, tax services and other services provided by Jewett Schwartz, Wolfe & Associates, LLP.  Any services provided by Jewett Schwartz, Wolfe & Associates, LLP that are not specifically included within the scope of the audit must be pre-approved by the audit committee in advance of any engagement.  Under the Sarbanes-Oxley Act of 2002, audit committees are permitted to approve certain fees for audit-related services, tax services and other services pursuant to a de minimus exception prior to the completion of an audit engagement.  In fiscal 2007, none of the fees paid to  Jewett Schwartz Wolfe & Associates LLP were approved pursuant to the de minimus exception.

GENERAL

ACII’s Annual Report to the shareholders for the year ended November 30, 2007 accompanies this proxy solicitation.  This Annual Report, however, is not deemed part of the proxy soliciting material, and the audited financial statements in the Annual Report are not incorporated by reference.

ACII will bear the cost of preparing, printing and mailing the proxy, proxy statement and other material which will be sent to shareholders in connection with this solicitation.  In addition to solicitation by mail, proxies may be solicited in person or by telephone, by directors, officers and regular employees of ACII without additional compensation.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders for the fiscal year ending November 30, 2008, which is expected to be held in the winter of 2009, must be received by the ACII’s Corporate Secretary on or before April 30, 2009 in order to be eligible for inclusion in the Company’s proxy statement related to that meeting.  Shareholder proposals received by the Company after April 30, 2009 will be considered untimely.  To be included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Act of 1934.

Under ACII’s Bylaws, for business to properly to brought before the annual meeting of shareholders held in 2009, a shareholder must have given timely notice in proper written form to the Secretary at the address set forth on the first page of this proxy statement in accordance with the then current provisions of ACII’s Bylaws. The Bylaws currently require that such notice be delivered to or mailed and received at the principal offices of ACII not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. If, however, ACII advances the date of the next annual meeting by more than 30 days or delays such date by more than 60 days, notice by the shareholder must be given not earlier than the close of business on the 90th day in advance of such meeting and not after the later of (i) the close of business on the 60th day prior to such meeting, or (ii) the tenth day following the first public announcement of the date of such meeting if the public announcement if made on a date which is less than 70 days prior to the date of the meeting.

OTHER BUSINESS

Management does not know of any other matters to be brought before the annual meeting. If any other business items not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with the directors’ recommendations on those matters.

By Order of the Board of Directors,

Clinton Township, Michigan	Kenneth W. Mann
July 2, 2008	Chief Executive Officer

PROXY

AMERICHIP INTERNATIONAL, INC.
ANNUAL MEETING OF SHAREHOLDERS
August 13, 2008

This proxy is solicited by the Board of Directors.

The undersigned hereby appoints JOSEPH EMAS as proxy to represent the undersigned at the Annual Meeting of Shareholders of Americhip International, to be held at the Hyatt Regency Miami, located at 400 SE Second Avenue, Miami, FL 33131, on Wednesday August 13, 2008 at 8:00 a.m., local time, and at any adjournment thereof, and to vote the shares of common stock the undersigned would be entitled to vote if personally present, as indicated below.

1.          Election of the directors proposed in the accompanying proxy statement.

___    FOR all nominees listed below (except as marked to the contrary below)

___    WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

Marc Walther	Kenneth W. Mann	Joseph Emas	Michael A Kaptein

2.          Ratification of section of independent registered public accounting firm.

_____ FOR	_____ WITHHOLD AUTHORITY	_____ ABSTAIN

The shares represented hereby will be voted in accordance with the direction made.  WHERE NO DIRECTION IS GIVEN, SAID PROXIES WILL VOTE "FOR" THE ELECTION OF ALL DIRECTORS, “FOR’ RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND IN THE DISCRETION OF THE PROXY AS TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Signature

Signature if held jointly

Dated

Please sign exactly as name appears hereon; joint owners should each sign.  Attorneys in fact, executors, administrators, trustees, guardians or corporate officers should give full title.  Please note any changes in your address above.

PLEASE SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ADDRESSED ENVELOPE AS SOON AS POSSIBLE, BUT NO LATER THAN AUGUST 4, 2008.